united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

Linde Hansen Contrarian Value Fund

ANNUAL REPORT
November 30, 2015

Class I Shares (Symbol: LHVIX)
Class A Shares (Symbol: LHVAX)

1-855-754-7933
www.lindehansen.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

Thank you for investing along with us in the Linde Hansen Contrarian Value Fund. As contrarian value investors in U.S. domestic common stocks, we use fundamental analysis to build a concentrated portfolio that we believe is not beholden to conventional thinking, thereby differentiating us from most others available today. Our goal is to build wealth for our shareholders over longer periods of time using a methodology we believe has stood the test of time.

Performance Review

The Linde Hansen Contrarian Value Fund – Class A Share fell 0.99% for the twelve month period ended November 30, 2015 compared to a decline of 1.00% for the Russell Midcap Value Index.

While the performance of the Fund’s Class A share essentially matched the Russell Midcap Value Index, the downside volatility experienced by the Fund was much less than the benchmark. In particular, the Fund performed well during the market corrections of August and October, falling by significantly less than the benchmark during those sharp sell-offs.

The two biggest contributors to the portfolio’s growth over the last six months were both healthcare companies: Hospira (0.0% of the portfolio) and Hologic (3.3% of the portfolio). Hospira, the world’s leading provider of injectable drugs and infusion technologies, provided a 50% total return for the year after agreeing to be acquired by Pfizer at a price of $90 per share. Hologic, a manufacturer of medical imaging systems, also performed quite well as strong new product introductions have enabled the company to exceed earnings expectations.

The two biggest detractors to the portfolio were CDI Corp (1.1% of the portfolio) and CenturyLink Inc. (2.75% of the portfolio). CDI Corp, an engineering consulting and staffing company, fell 58% over the course of the fiscal year as it came under pressure from the falling price of oil and a large customer in the technology field scaled back some important contracts with the company. CenturyLink struggled throughout the year as a sluggish top line resulted in reduced future earnings estimates.

Outlook

2015 was certainly a difficult year for equity investors. Many market participants have been looking for a “correction” and the back half of the year contained two sharp sell-offs. It shouldn’t be unexpected as we are six years into an economic “expansion,” profit margins have recovered and valuations have been at levels consistent with previous market peaks according to our valuation work. With the strong dollar and now crumbling emerging markets (China, Russia, Brazil), there is greater concern that Return on Invested Capital (“ROIC”) for many companies has peaked and will begin a cyclical retreat. These factors (mostly profit levels and valuation) have made it hard for us to identify good new ideas for the portfolio over the last year, leading to our abnormally high cash position.

We move into 2016 with a cash position in excess of 30%. Cash is a residual of our investment process. Since we are not benchmark sensitive and have no mandate to remain fully invested, our cash position will build if we are unable to find suitable replacements for the companies we are selling. Conversely, our cash position will decline as we find attractive equity investments.

Letting cash build is never easy. We have found over thirty years of investing it is better to be patient and not stretch our investment discipline in an effort to remain fully invested. Today, we believe our cash position leaves us well positioned with ample “dry powder” as recent stock market volatility has begun to unearth some interesting opportunities. To paraphrase an old saying, in a bear market it’s better to have cash because you can’t buy cheap stocks with cheap stocks.

We have begun putting some money to work. Five new names have entered the portfolio this summer and should conditions warrant we expect more will be added as the year continues. While our process led us to build cash gradually, our process will also result in raising our equity exposure gradually unless there is a meaningful and sustained disconnect in the stock market.

While the August correction was very wrenching, valuations (although now lower) are still closer to the peak than the average. As of January 4, 2016 the median price-to-normalized-earnings-per-share (P/NEPS)1 of the companies in our valuation screen was 19.5 times. It has generally been above 20.0 times since March of 2014, a level consistent with the 2007 peak.

Profitability has remained strong and has improved among US companies but the negative effect of a strong dollar on translation and slowing global growth have begun to have an impact. With third quarter 2015 earnings now complete, we have seen the spread between the ROIC for the last twelve months and the average historical ROIC decline from the recent peak. Should current high levels of profitability contract, stock prices would likely be negatively impacted.

With this in mind we will continue to execute our strategy. We invest stock-by-stock: when we find a situation where the stock is attractively valued and strong catalysts to drive ROIC higher are present, we will add it to the portfolio. We think we will be finding more good ideas in the months to come.

Thank you for the trust and confidence you have placed in us by being a fellow shareholder.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Russell Midcap Value Index – The Russell Midcap Value Index measures the performance of the mid-cap segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility is commonly measured by using the standard deviation or variance between returns from that same security or market index.

Return on invested capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The measure gives a sense of how well a company is using its money to generate returns.

The S&P 500 Index – is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

1	Price-to-normalized-earnings-per share (P/NEPS): Normalized Earnings Per Share (NEPS) is derived from proprietary Linde Hansen & Co. calculations. It is an estimate of how much a company would be earning today if it were to achieve its historical average return on invested capital. 6021-NLD-1/12/2016

Linde Hansen Contrarian Value Fund
PORTFOLIO REVIEW (Unaudited)

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through November 30, 2015 *

Annualized Total Returns as of November 30, 2015
			Annualized
		Annualized	Since
	1 Year	3 Years	Inception*

Linde Hansen Contrarian Value Fund:
Class A	(0.99)%	10.50%	9.19%
Class A with load	(6.18)%	8.55%	7.67%
Class I	(0.77)%	10.77%	9.45%
Russell Midcap Value Index	(1.00)%	15.59%	13.93%

*	Fund commenced operations on February 8, 2012.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated March 31, 2015, are 1.78% for Class A and 1.53% for Class I. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-855-754-7933.

PORTFOLIO COMPOSITION** (Unaudited)
Consumer - Cyclical	22.8%
Communications	17.0%
Financial	15.0%
Energy	12.3%
Consumer - Non - Cyclical	10.6%
Technology	10.2%
Basic Materials	5.3%
Industrial	4.5%
Utilities	2.3%
100.0%

**Based on Portfolio Market Value as of November 30, 2015.

Please refer to the Portfolio of Investments for a detailed analysis of Fund’s holding.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015

Shares		Value
	COMMON STOCK - 66.5%
	ADVERTISING - 3.8%
73,800	Interpublic Group of Cos., Inc.	$1,697,400

	BANKS - 2.3%
38,644	Citizens Financial Group, Inc.	1,029,090

	BIOTECHNOLOGY - 2.6%
10,600	Celgene Corp. *	1,160,170

	CHEMICALS - 3.6%
51,400	Chemtura Corp. *	1,579,008

	COMMERCIAL SERVICES - 1.2%
76,700	CDI Corp.	524,628

	COMPUTERS - 3.2%
64,600	Cadence Design Systems, Inc. *	1,440,580

	ELECTRONICS - 3.0%
81,200	Knowles Corp. *	1,337,364

	GAS - 1.5%
35,509	NiSource, Inc.	681,417

	HEALTHCARE-PRODUCTS - 3.3%
36,127	Hologic, Inc. *	1,457,724

	INSURANCE - 4.9%
56,500	XL Group PLC	2,157,170

	LEISURE TIME - 4.2%
36,700	Carnival Corp.	1,854,451

	OIL & GAS - 3.4%
18,200	EOG Resources, Inc.	1,518,426

	OIL & GAS SERVICES - 2.7%
269,800	McDermott International, Inc. *	1,195,214

	PIPELINES - 2.1%
48,040	Columbia Pipeline Group, Inc.	920,927

	REAL ESTATE INVESTMENT TRUSTS - 2.8%
74,200	Host Hotels & Resorts, Inc.	1,231,720

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015

Shares		Value
	RETAIL - 10.9%
61,802	Caleres, Inc.	$1,736,636
111,300	Regis Corp. *	1,854,258
229,400	Ruby Tuesday, Inc. *	1,268,582
		4,859,476
	SEMICONDUCTORS - 3.6%
28,963	Broadcom Corp.	1,582,249

	TELECOMMUNICATIONS - 7.4%
529,000	Alcatel-Lucent - ADR *	2,078,970
45,400	CenturyLink, Inc.	1,222,622
		3,301,592

	TOTAL COMMON STOCK (Cost - $22,726,010)	29,528,606

	TOTAL INVESTMENTS - 66.5% (Cost - $22,726,010)(a)	$29,528,606
	CASH & OTHER ASSETS LESS LIABILITIES - 33.5%	14,887,690
	NET ASSETS - 100.0%	$44,416,296

*	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $22,702,482 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$8,900,144
Unrealized Depreciation:	(2,074,020)
Net Unrealized Appreciation:	$6,826,124

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

Assets:
Investments in Securities at Value (identified cost $22,726,010)	$29,528,606
Cash	14,856,032
Dividends Receivable	71,908
Receivable for Fund Shares Sold	11
Prepaid Expenses and Other Assets	17,042
Total Assets	44,473,599

Liabilities:
Accrued Advisory Fees	21,603
Payable to Related Parties	8,413
Accrued Distribution Fees	4,373
Payable for Fund Shares Redeemed	1,560
Accrued Expenses and Other Liabilities	21,354
Total Liabilities	57,303

Net Assets	$44,416,296

Composition of Net Assets:
At November 30, 2015, Net Assets consisted of:
Paid in Capital	$37,150,113
Accumulated Net Investment Loss	(20,612)
Accumulated Net Realized Gain From Security Transactions	484,199
Net Unrealized Appreciation on Investments	6,802,596
Net Assets	$44,416,296

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest authorized; 1,567,421 shares outstanding)	$20,447,313
Net Asset Value ($20,447,313/1,567,421 shares outstanding) and redemption price per share (a)	$13.05
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)(b)	$13.77

Class I:
Net Assets (Unlimited shares of no par beneficial interest authorized; 1,824,876 shares outstanding)	$23,968,983
Net Asset Value ($23,968,983/1,824,876 shares outstanding), offering price and redemption price per share (a)	$13.13

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2015

Investment Income:
Dividend Income	$560,215
Total Investment Income	560,215

Expenses:
Investment Advisory Fees	447,192
Transfer Agent Fees	52,547
Distribution (12b-1) Fees - Class A	51,444
Administration Fees	38,305
Fund Accounting Fees	33,876
Registration and Filing Fees	24,853
Legal Fees	19,933
Audit Fees	15,000
Chief Compliance Officer Fees	13,971
Printing Expense	11,375
Trustees’ Fees	9,368
Custody Fees	5,402
Insurance Expense	3,502
Miscellaneous Expenses	2,680
Total Expenses	729,448
Less: Fees Waived by Adviser	(163,777)
Net Expenses	565,671
Net Investment Loss	(5,456)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Security Transactions	545,913
Net Change in Unrealized Appreciation (Depreciation) on Investments	(941,175)
Net Realized and Unrealized Loss on Investments	(395,262)

Net Decrease in Net Assets Resulting From Operations	$(400,718)

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
From Operations:
Net Investment Income (Loss)	$(5,456)	$70,609
Net Realized Gain (Loss) from Security Transactions	545,913	(96,380)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(941,175)	2,149,239
Net Increase (Decrease) in Net Assets Resulting From Operations	(400,718)	2,123,468

Distributions to Shareholders From:
Net Investment Income:
Class I	(14,509)	(9,695)
Net Realized Gains:
Class A	—	(1,377,911)
Class I	—	(623,052)
Total Distributions to Shareholders	(14,509)	(2,010,658)

From Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	934,945	6,981,697
Distributions Reinvested	—	1,340,013
Redemption Fee Proceeds	52	706
Cost of Shares Redeemed	(676,411)	(13,468,232)
	258,586	(5,145,816)
Class I Shares:
Proceeds from Shares Issued	2,192,504	13,949,260
Distributions Reinvested	10,658	354,551
Redemption Fee Proceeds	60	575
Cost of Shares Redeemed	(2,060,776)	(2,079,470)
	142,446	12,224,916

Net Increase in Net Assets Resulting from Beneficial Interest Transactions	401,032	7,079,100

Total Increase (Decrease) in Net Assets	(14,195)	7,191,910

Net Assets:
Beginning of Year	44,430,491	37,238,581
End of Year*	$44,416,296	$44,430,491
* Includes accumlated net investment income (loss) of:	$(20,612)	$36,165

Share Activity:
Class A Shares:
Shares Issued	70,604	548,765
Shares Reinvested	—	107,718
Shares Redeemed	(51,232)	(1,030,254)
Net increase (decrease) in shares of beneficial interest outstanding	19,372	(373,771)

Class I Shares:
Shares Issued	164,932	1,066,749
Shares Reinvested	829	28,433
Shares Redeemed	(155,396)	(162,046)
Net increase in shares of beneficial interest outstanding	10,365	933,136

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Period*
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012

Net Asset Value, Beginning of Period	$13.18	$13.27	$10.36	$10.00
From Operations:
Net investment income (loss) (a)	(0.02)	0.01	0.08	0.05
Net gain (loss) from securities (realized and unrealized)	(0.11)	0.61	2.97	0.31
Total from operations	(0.13)	0.62	3.05	0.36

Distributions to shareholders from:
Net investment income	—	—	(0.14)	—
Net realized gains	—	(0.71)	—	—
Total distributions	—	(0.71)	(0.14)	—

Paid in capital from redemption fees (e)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.05	$13.18	$13.27	$10.36

Total Return (b)	(0.99)%	4.97%	29.83%	3.60	% (c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$20,447	$20,400	$25,505	$12,276
Ratio of expenses to average net assets,
before reimbursement	1.77%	1.78%	1.99%	2.84	% (d)
net of reimbursement	1.40%	1.40%	1.40%	1.40	% (d)
Ratio of net investment income (loss) to average net assets	(0.15)%	0.06%	0.64%	0.57	% (d)
Portfolio turnover rate	16%	19%	42%	7	% (c)

*	Commencement of Operations was February 8, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Period*
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012

Net Asset Value, Beginning of Period	$13.24	$13.31	$10.38	$10.00
From Operations:
Net investment income (a)	0.01	0.04	0.12	0.07
Net gain (loss) from securities (realized and unrealized)	(0.11)	0.61	2.97	0.31
Total from operations	(0.10)	0.65	3.09	0.38

Distributions to shareholders from:
Net investment income	(0.01)	(0.01)	(0.16)	—
Net realized gains	—	(0.71)	—	—
Total distributions	(0.01)	(0.72)	(0.16)	—

Paid in capital from redemption fees (e)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.13	$13.24	$13.31	$10.38

Total Return (b)	(0.77)%	5.20%	30.18%	3.80	% (c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$23,969	$24,030	$11,733	$8,091
Ratio of expenses to average net assets,
before reimbursement	1.52%	1.53%	1.74%	2.59	% (d)
net of reimbursement	1.15%	1.15%	1.15%	1.15	% (d)
Ratio of net investment income to average net assets	0.10%	0.34%	1.00%	0.82	% (d)
Portfolio turnover rate	16%	19%	42%	7	% (c)

*	Commencement of Operations was February 8, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

1.	ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The primary investment objective of the Fund is long-term growth of capital. The Fund commenced operations on February 8, 2012.

The Fund offers two classes of shares designated as Class A and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2015 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$29,528,606	$—	$—	$29,528,606
Total	$29,528,606	$—	$—	$29,528,606

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	See Portfolio of Investments for industry classifications.

Cash – Cash is held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012 - 2014) or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2015, amounted to $5,338,605 and $10,484,221, respectively.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Linde Hansen & Co, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended November 30, 2015, the Adviser earned advisory fees of $447,192.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2016, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended November 30, 2015, the Adviser waived fees of $163,777.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. As of November 30, 2015, $498,086 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Fund of which $170,769 expires in November 30, 2016, $163,540 expires in November 30, 2017, and $163,777 expires in November 30, 2018.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2015, the Fund incurred distribution fees of $51,444 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2015, the Distributor received $14,926 in underwriting commissions for sales of Class A shares, of which $3,036 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended November 30, 2015, the Fund assessed $112 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2015	November 30, 2014
Ordinary Income	$14,401	$806,448
Long-Term Capital Gain	108	1,204,210
	$14,509	$2,010,658

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term		Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$486,442	$(46,383)	$—	$—	$6,826,124	$7,266,183

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income/(loss) and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $46,383.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and non-deductible expenses, the reclassification of Fund distributions, and adjustments for real estate investment trusts and return of capital distributions from C-Corporations, resulted in reclassification for the year ended November 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,970)	$(36,812)	$38,782

7.	NEW ACCOUNTING PRONOUCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The practical expedient allows entities to estimate the fair value of certain investments by using the NAV per share as of their measurement date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Linde Hansen Contrarian Value Fund
and the Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities of Linde Hansen Contrarian Value Fund (the “Fund”), a series of shares of beneficial interest in Northern Lights Fund Trust II, including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 8, 2012 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Linde Hansen Contrarian Value Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period February 8, 2012 through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 29, 2016

Linde Hansen Contrarian Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	29	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	29	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	29	Orizon Investment Counsel (financial services company) Board Member

Linde Hansen Contrarian Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust	29	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7933.

11/30/15-NLII-V1

Linde Hansen Contrarian Value Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2015

As a shareholder of the Fund you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account		Expenses Paid During
	Account Value	Value	Annualized	the Period*
	(6/1/15)	(11/30/15)	Expense Ratio	(6/1/15 to 11/30/15)
Actual
Class A	$1,000.00	$963.80	1.40%	$ 6.89
Class I	$1,000.00	$964.30	1.15%	$ 5.66
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$ 7.08
Class I	$1,000.00	$1,019.30	1.15%	$ 5.82

*	Expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183) and divided by the number of days in the fiscal year (365).

Linde Hansen Contrarian Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 20-21, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (“Linde Hansen”) and Linde Hansen & Co., LLC. (“Linde Hansen & Co.”) (the “Linde Hansen Advisory Agreement”).

Based on their evaluation of the information provided by Linde Hansen & Co., in conjunction with Linde Hansen’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Linde Hansen Advisory Agreement with respect to Linde Hansen.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Linde Hansen Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Linde Hansen Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Linde Hansen Advisory Agreement and comparative information relating to the advisory fee and other expenses of Linde Hansen. The materials also included due diligence materials relating to Linde Hansen & Co. (including due diligence questionnaires completed by Linde Hansen & Co., select financial information of Linde Hansen & Co., bibliographic information regarding Linde Hansen & Co.’s key management and investment advisory personnel, and comparative fee information relating to Linde Hansen) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Linde Hansen Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Linde Hansen Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Linde Hansen Advisory Agreement. In considering the renewal of the Linde Hansen Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Linde Hansen & Co. related to the proposed renewal of the Linde Hansen Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for Linde Hansen, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Linde Hansen & Co. with respect to a series of important questions, including: whether Linde Hansen & Co. was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Linde Hansen; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Linde Hansen’s investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen & Co.’s compliance program. The Board then reviewed the capitalization of Linde Hansen & Co. based on financial information provided by and representations made by Linde Hansen & Co. and concluded that Linde Hansen & Co. was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations

Linde Hansen Contrarian Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2015

to Linde Hansen. The Board concluded that Linde Hansen & Co. had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Linde Hansen Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Linde Hansen & Co. to Linde Hansen were satisfactory.

Performance. The Board reviewed the performance of Linde Hansen as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods noting Linde Hansen underperformed its peer group and its Morningstar categories but performed in-line with these categories since Linde Hansen’s inception date, February 8, 2012. The Board concluded that Linde Hansen’s past performance was acceptable.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Linde Hansen & Co., the Board discussed the comparison of management fees and total operating expense data and reviewed Linde Hansen’s advisory and overall expenses compared to a peer group comprised of funds constructed by Linde Hansen & Co. with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for Linde Hansen, which stated that Linde Hansen & Co. had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2016, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.40%, 2.15% and 1.15% of Linde Hansen’s average net assets, for Class A, Class C and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on Linde Hansen & Co.’s experience, expertise and services to Linde Hansen, the advisory fee charged by Linde Hansen & Co., although higher than Linde Hansen’s peer group and Morningstar category is within the bounds of the industry norm for an actively managed fund of its size. The Board also concluded that the expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Linde Hansen & Co. with respect to Linde Hansen based on profitability reports and analyses reviewed by the Board and the selected financial information of Linde Hansen & Co. provided by Linde Hansen & Co. After review and discussion, the Board concluded that based on the services provided by Linde Hansen & Co. and the projected growth of Linde Hansen, the fees were reasonable and that anticipated profits from Linde Hansen & Co.’s relationship with Linde Hansen were not excessive.

Economies of Scale. As to the extent to which Linde Hansen will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Linde Hansen, Linde Hansen & Co.’s expectations for growth of Linde Hansen, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Linde Hansen Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Linde Hansen & Co. as the Trustees believed to be reasonably necessary to evaluate the terms of the Linde Hansen Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Linde Hansen Advisory Agreement, (a) the terms of the Linde Hansen Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Linde Hansen Advisory Agreement is in the best interests of Linde Hansen and its shareholders. In considering the renewal of the Linde Hansen Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Linde Hansen Advisory Agreement was in the best interest of Linde Hansen and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Linde Hansen Advisory Agreement.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser
Linde, Hansen & Co., LLC
25B Vreeland Road, Suite 102
Florham Park, NJ 07932

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $ 12,500

2014 - $ 12,500

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 – $ 2,200

2014 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015    2014

Audit-Related Fees:       0.00% 0.00%

Tax Fees:        0.00% 0.00%

All Other Fees:       0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2015 - $ 2,200
2014 - $ 2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 2/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 2/3/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 2/3/16